                                                                    EXHIBIT 10.1

                    EIGHTH AMENDMENT AND JOINDER AGREEMENT TO
                     CREDIT AGREEMENT AND FIRST AMENDMENT TO
                             SUBORDINATION AGREEMENT


                  EIGHTH AMENDMENT AND JOINDER AGREEMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SUBORDINATION AGREEMENT, dated as of February 18, 2004 (this "Amendment"), in respect of (i) the Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") among ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company (the "the Borrower"), the financial institutions from time to time parties thereto (the "Banks"), FORTIS CAPITAL CORP., a Connecticut corporation ("Fortis"), as a Bank, an Issuing Bank, Collateral Agent and Administrative Agent for the Banks, and BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), as a Bank, an Issuing Bank and Documentation Agent, and (ii) the Subordination Agreement, dated as of July 1, 2002 (the "Existing Subordination Agreement"; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Subordination Agreement").

                  WHEREAS, the parties hereto desire to amend the Existing Credit Agreement (i) to make Brown Brothers Harriman & Co. ("Brown Brothers") a "Bank" under the Credit Agreement having an Uncommitted Line Portion equal to $10,000,000, (ii) to increase the Line Portion of RZB Finance LLC ("RZB"), and
(iii) to increase the Line Portion of UFJ Bank Limited, New York Branch ("UFJ"); and

                  WHEREAS, the parties hereto desire to amend the Existing Subordination Agreement as set forth in this Amendment;

                  NOW, THEREFORE, in consideration of premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Existing Credit Agreement are used herein as therein defined.

                  2. Amendments to Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

                  (a) The definition of "Banks" set forth in Section 1.01, Certain Defined Terms, is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                  "Banks" shall mean, from and after the Eighth Amendment Effective Date, Fortis, BNP Paribas, Societe Generale, Natexis Banques Populaires, New York Branch, RZB Finance, LLC, UFJ Bank Limited, New York Branch, Brown Brothers Harriman & Co., and each additional lending institution added to this Agreement, either through an amendment to this Agreement or through an Assignment and Acceptance in accordance with Subsection 11.08(a) hereof. References to the "Banks" shall include Fortis and BNP Paribas, including each in its capacity as an Issuing Bank; for purposes of clarification only, to the extent that Fortis or BNP Paribas may have any rights or obligations in addition to those of the Banks due to their status as an Issuing Bank and as Agents, Fortis' and BNP Paribas' status as such will be specifically referenced.

                  (b) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting in proper alphabetical order the following new defined term:

                  "Eighth Amendment Effective Date" the "Effective Date", as defined in that certain Eighth Amendment and Joinder Agreement, dated as of February 18, 2004.

                  (c) Schedule 2.01 of the Existing Credit Agreement is hereby deleted in its entirety and the new Schedule 2.01 attached to this Amendment as Exhibit A is inserted in lieu thereof.

                  3. Amendments to Existing Subordination Agreement. The Existing Subordination Agreement is hereby amended as follows:

                           (a) The Existing Subordination Agreement shall be
deemed amended with effect as of October 1, 2003 such that all references to the Borrower as "Woodward Marketing, L.L.C." shall be deleted and replaced with "Atmos Energy Marketing, LLC".

                           (b) The first recital of the Existing Subordination
Agreement is hereby amended by deleting the first parenthetical phrase and inserting in lieu thereof the phrase, "(as amended, restated, supplemented or otherwise modified and in effect from time to time, the 'Credit Agreement')."

                           (c) The definition of "Distribution" set forth in
Article I, Definitions, is hereby amended by deleting the word "stock" each time that it appears and inserting "membership interest" in lieu thereof.

                           (d) The definition of "Junior Documents" set forth in
Article I, Definitions, is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                           "Junior Documents" shall mean any and all agreements, documents and instruments, together with all amendments, supplements and restatements thereof, evidencing, governing or executed or delivered in connection with the Junior Indebtedness.

                           (e) The definition of "Senior Documents" set forth in
Article I, Definitions, is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                           "Senior Documents" shall mean any and all agreements, documents and instruments, together with all amendments, supplements and restatements thereof, evidencing, governing or executed or delivered in connection with the Senior Indebtedness or the Senior Creditor's interests in the Collateral, including, without limitation, the Credit Agreement.

                           (f) The first sentence of Article V of the Existing
Subordination Agreement is hereby amended by inserting the phrase ", acting on behalf of the Banks," immediately following the phrase, "for the benefit of each Senior Creditor".

                  4. Joinder Agreement. As of the Effective Date (defined below), Brown Brothers shall become a party to the Credit Agreement as a Bank, shall acquire all of the rights, powers and obligations of a Bank under the Credit Agreement, and shall have an Uncommitted Line Portion equal to $10,000,000. From and after the Effective Date, all references to "Banks" in the Credit Agreement and the other Loan Documents shall be deemed to include, in any event, Brown Brothers.

                  5. Representations. To induce the Administrative Agent and the Banks, including, without limitation, Brown Brothers, to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants that (a) no material adverse change has occurred in the financial condition or business prospects of the Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) no Default or Event of Default has occurred and is continuing, and (c) the Borrower is fully authorized to enter into this Amendment. THE BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS

THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

                  6. Conditions Precedent. This Amendment shall become effective on the first date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied:

                  (a) Delivered Documents. On the Effective Date, the Administrative Agent shall have received executed originals of:

                  (i) this Amendment, executed by a duly authorized officer of each of the Borrower and the Required Banks, and the Administrative Agent shall have received such other documents or certificates as the Administrative Agent or counsel to the Administrative Agent may reasonably request;

                  (ii) a Note, substantially in the form of Exhibit B hereto, executed by a duly authorized officer of the Borrower and payable to Brown Brothers in a maximum principal amount equal to Brown Brothers' Uncommitted Line Portion;

                  (iii) a Note, substantially in the form of Exhibit C hereto, executed by a duly authorized officer of the Borrower and payable to RZB in a maximum principal amount equal to RZB's increased Uncommitted Line Portion; and

                  (iv) a Note, substantially in the form of Exhibit D hereto, executed by a duly authorized officer of the Borrower and payable to UFJ in a maximum principal amount equal to UFJ's increased Uncommitted Line Portion.

                  (b) No Default. On the Effective Date, the Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents on its part to be observed and no Event of Default shall have occurred and be continuing.

                  7. Miscellaneous.

                  (a) Limited Effect. Except as expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof; provided, however, that upon the Effective Date, all references herein and therein to the "Loan Documents" shall be deemed to include, in any event, the Existing Credit Agreement, the First Amendment, dated as of December 23, 2002, the Second Amendment, dated as of February 7, 2003, the Third Amendment, dated as of February 28, 2003, the Fourth Amendment, dated as of March 31, 2003, the Fifth Amendment and Waiver, dated as of April 28, 2003, the sixth Amendment to Credit Agreement, Global Amendment to Loan Documents and Waiver, dated as of October 1, 2003, the Amendment to Guaranty, dated as of October 1, 2003, the Seventh Amendment and Joinder Agreement, dated as of December 19, 2003, this Amendment, the Notes, the Guaranty, the Security Agreement, the L/C-Related Documents, the Swap Contracts, the Three Party Agreement, the Atmos Support Agreement, and all other documents delivered to the Administrative Agent or any Bank in connection therewith. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

                  (b) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

                  (d) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York; provided, however, that the Administrative Agent, the Banks and all Agent-Related Persons shall retain all rights under federal law.

                  (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                  (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                               [SIGNATURES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                          BORROWER

                                          ATMOS ENERGY MARKETING, LLC
                                          (formerly known as Woodward Marketing,
                                          L.L.C.), a Delaware limited liability
                                          company


                                          By:    /s/ C. Richard Alford
                                                 ---------------------
                                          Name:  C. Richard Alford
                                          Title: Senior Vice President

                                          the Borrower's Address:
                                          11251 Northwest Freeway, Suite 400
                                          Houston, Texas  77092
                                          Attention:  Ronald W. Bahr
                                          Telephone: (713) 688-7771
                                          Facsimile: (713) 688-5124



                                          GUARANTOR and JUNIOR CREDITOR

                                          ATMOS ENERGY HOLDINGS, INC.


                                          By:    /s/ Laurie M. Sherwood
                                                 ----------------------
                                          Name:  Laurie M. Sherwood
                                          Title: Vice President & Treasurer


                                          1800 Three Lincoln Centre
                                          5430 LBJ Freeway
                                          Dallas, TX 75240

                                          FORTIS CAPITAL CORP.,
                                          a Connecticut corporation, as
                                          Administrative Agent, Collateral
                                          Agent, Issuing Bank, and a Bank


                                          By:    /s/ Irene C. Rummel
                                                 -------------------
                                                 Name:  Irene C. Rummel
                                                 Title: Senior Vice President


                                          By:    /s/ Chad Clark
                                                 --------------
                                                 Name:  Chad Clark
                                                 Title: Vice President


                                          15455 N. Dallas Parkway
                                          Suite 1400
                                          Addison, TX  75001
                                          Telephone: (214) 953-9313
                                          Facsimile: (214) 969-9332

                                          BNP PARIBAS,
                                          a bank organized under the laws of
                                          France, as a Bank, Issuing Bank, and
                                          Documentation Agent

                                          By:    /s/ Edward K. Chin
                                                 ------------------
                                          Name:  Edward K. Chin
                                          Title: Director


                                          By:    /s/ Zali Win
                                                 ------------
                                          Name:  Zali Win
                                          Title: Director


                                          787 Seventh Avenue
                                          New York, New York  10019
                                          Attention: Ed Chin
                                          Telephone: (212) 841-2020
                                          Facsimile: (212) 841-2536

                                          SOCIETE GENERALE, as a Bank
                                          By:    /s/ Barbara Paulsen
                                                 -------------------
                                          Name:  Barbara Paulsen
                                          Title: Vice President


                                          By:    /s/ Emmanuel Chesneau
                                                 ---------------------
                                          Name:  Emmanuel Chesneau
                                          Title: Vice President


                                          1221 Avenue of the Americas
                                          New York, New York  10020
                                          Attention: Barbara Paulsen
                                          Telephone: (212) 278-6496
                                          Facsimile: (212) 278-7417

                                        NATEXIS BANQUES POPULAIRES,
                                        NEW YORK BRANCH, as a Bank

                                        By:    /s/ David Pershad
                                               -----------------
                                        Name:  David Pershad
                                        Title: Vice President

                                        By:    /s/ Guillaume de Parscau
                                               ------------------------
                                        Name:  Guillaume de Parscau
                                        Title: First Vice President & Manager

                                        1251 Avenue of the Americas, 34th Floor
                                        New York, New York  10020
                                        Attention: David Pershad
                                        Telephone: (212) 872-5015
                                        Facsimile: (212) 354-9095

                                        RZB FINANCE LLC, as a Bank


                                        By:    /s/ Hermine Kirolos
                                               -------------------
                                        Name:  Hermine Kirolos
                                        Title: Group Vice President

                                        By:    /s/ F. Dieter Beintrexler
                                               -------------------------
                                        Name:  F. Dieter Beintrexler
                                        Title: President


                                        1133 Avenue of the Americas
                                        New York, New York  10036
                                        Attention: Hermine Kirolos
                                        Telephone: (212) 845-4114
                                        Facsimile: (212) 944-6389

                                        UFJ BANK LIMITED, NEW YORK
                                        BRANCH, as a Bank

                                        By:    /s/ L.J. Perenyi
                                               ----------------
                                        Name:  L.J. Perenyi
                                        Title: Vice President

                                        1200 Smith Street
                                        Suite 2850
                                        Houston, Texas  77002
                                        Attention: Lad Perenyi
                                        Telephone: (713) 654-9970
                                        Facsimile: (713) 654-1462

                                        BROWN BROTHERS HARRIMAN
                                        & CO., as a Bank

                                        By:    /s/ John C. Santos Jr.
                                               ----------------------
                                        Name:  John C. Santos, Jr.
                                        Title: Managing Director

                                        140 Broadway
                                        New York, New York  10005
                                        Attention: Paul Feldman
                                                   John Santos
                                        Telephone: (212) 493-7732 (P. Feldman)
                                                   (212) 493-7891 (J. Santos)
                                        Facsimile: (212) 493-8998

                                                                       Exhibit A

                                  SCHEDULE 2.01

                              UNCOMMITTED LINE AND
                            UNCOMMITTED LINE PORTION
                           (EXCLUDING SWAP CONTRACTS)



                  I. UNCOMMITTED LINE:

                      A. Maximum Line:                    $250,000,000.00

                      B. Total Line Amount Subscribed:    $245,000,000.00

                      C. Subscribed Percentage:                        98%


                  II. UNCOMMITTED LINE PORTIONS, SUBSCRIBED AMOUNTS:


     Line:               Bank                   Dollar Amount            Share
     -----               ----                   -------------            -----
Borrowing
 Base Line    Fortis Capital Corp.            $ 75,000,000.00          30.61224%

              BNP Paribas                     $ 75,000,000.00          30.61224%

              Societe Generale                $ 35,000,000.00          14.28571%

              UFJ Bank Limited,
              New York Branch                 $ 20,000,000.00           8.16327%

              Natexis Banques Populaires,
              New York Branch                 $ 15,000,000.00           6.12245%

              RZB Finance LLC                 $ 15,000,000.00           6.12245%

              Brown Brothers Harriman & Co.   $ 10,000,000.00           4.08163%


              TOTAL SUBSCRIBED
              BORROWING BASE LINE PORTIONS    $245,000,000.00               100%

                                                                       Exhibit B


                             FORM OF PROMISSORY NOTE

                                 (See Attached)

                                 PROMISSORY NOTE


$10,000,000.00                                                 February 18, 2004

--------------------------------------------------------------------------------


         1. FOR VALUE RECEIVED, ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company (the "Borrower") promises to pay to the order of BROWN BROTHERS HARRIMAN & CO. (the "the Lender"), at the office of Administrative Agent (as defined in the Uncommitted Amended and Restated Credit Agreement (hereinafter defined)) located at Administrative Agent's Payment Office, or at such other place as the Lender from time to time may designate, the principal sum of Ten Million and no/100 Dollars ($10,000,000.00) (the "Maximum Loan Amount"), or so much of that sum as may be advanced under this promissory note ("Note"), plus interest as specified in this Note. This Note evidences a loan ("Loan") from the Lender to the Borrower.

         2. This Note is issued pursuant to that one certain Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), among the Borrower, the financial institutions from time to time parties thereto (the "Banks"), Fortis Capital Corp., as a Bank, an Issuing Bank, Collateral Agent and Administrative Agent for the Banks, and BNP Paribas, as a Bank, an Issuing Bank and Documentation Agent. Some or all of the Loan Documents (as defined in the Credit Agreement), including the Credit Agreement, contain provisions for the acceleration of the maturity of this Note.

         3. This Note shall bear interest as is provided for in the Credit Agreement.

         4. Principal and accrued interest hereunder shall be due and payable on demand made in writing, or if no written demand is made, then as is provided for in the Credit Agreement.

         5. The Borrower may prepay the principal under this Note only in accordance with the Credit Agreement

         6. If any Event of Default (as defined in the Credit Agreement) occurs, at the holder's option, exercisable in its sole discretion, all sums of principal and interest under this Note shall become immediately due and payable without notice of acceleration or intent to accelerate, notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, provided, however, that upon the occurrence of any event specified in subsection (e) or (f) of Section
9.01 of the Credit Agreement, the obligation of the Lender to make Loans and any obligations of the Lender to issue Letters of Credit (as defined in the Credit Agreement) shall automatically terminate and Cash Collateral in an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing by the beneficiary under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) together with the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Lender.

         7. All amounts payable under this Note are payable in lawful money of the United States during normal business hours of the Administrative Agent at the Administrative Agent's Payment Office. Checks constitute payment only when collected.

         8. If any lawsuit, reference or arbitration is commenced which arises out of or relates to this Note, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law. In all other situations, including any matter arising out of or relating to any Insolvency Proceeding (as defined in the Credit Agreement), the Borrower agrees to pay all of the Lender's reasonable costs and expenses, including attorneys' fees, which may be incurred in enforcing or protecting the Lender's rights or interests. From the time(s) incurred until paid to the Lender, all such sums shall bear interest at the Default Rate (as defined in the Credit Agreement).

         9. Whenever the Borrower is obligated to pay or reimburse the Lender for any attorneys' fees, those fees shall include the reasonably allocated costs for services of in-house counsel.

         10. THIS NOTE IS GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. The Borrower agrees that the holder of this Note may accept additional or substitute security for this Note, or release any security or any party liable for this Note, and without affecting the liability of any the Borrower.

         12. If the Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of the Lender's rights, or of any breach, default or failure of condition of or under this Note. No waiver by the Lender of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in writing signed by the Lender. All of the Lender's remedies in connection with this Note or under applicable law shall be cumulative, and the Lender's exercise of any one or more of those remedies shall not constitute an election of remedies.

         13. Regardless of any provision contained in this Note or in any of the other Loan Documents, the Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Loan, pursuant to this Note or any other Loan Document, or otherwise, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, in the event that the Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Loan, and, if the principal balance of the Loan is paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium, rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and
(c) spread the total amount of interest throughout the entire contemplated term of the Loan so that the interest rate is uniform throughout such term; provided, that if the Loan is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual term thereof exceeds the maximum lawful rate, the Lender shall refund to the Borrower the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of the Loan at the time in question.

         14. This Note inures to and binds the successors and assigns of the Borrower and the Lender; provided, however, that the Borrower may not assign this Note or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of the Lender in each instance.

         15. As used in this Note, the terms "the Lender", "holder" and "holder of this Note" are interchangeable. As used in this Note, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

         16. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                            [SIGNATURE PAGE FOLLOWS]

                                       BORROWER

                                       ATMOS ENERGY MARKETING, LLC
                                          (formerly known as Woodward
                                          Marketing, L.L.C.), a Delaware limited
                                          liability company


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                           Address:
                                              11251 Northwest Freeway, Suite 400
                                              Houston, Texas  77092
                                              Attention: Ronald W. Bahr
                                              Telephone: (713) 688-7771
                                              Facsimile: (713) 688-5124

                                                                       Exhibit C

                  FORM OF AMENDED AND RESTATED PROMISSORY NOTE

                                 (See Attached)

                      AMENDED AND RESTATED PROMISSORY NOTE

$15,000,000.00                                                 February 18, 2004

--------------------------------------------------------------------------------

         17. FOR VALUE RECEIVED, ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company ("Borrower") promises to pay to the order of RZB FINANCE LLC ("Lender"), at the office of Administrative Agent (as defined in the Uncommitted Amended and Restated Credit Agreement (hereinafter defined)) located at Administrative Agent's Payment Office, or at such other place as Lender from time to time may designate, the principal sum of Fifteen Million and no/100 Dollars ($15,000,000.00) (the "Maximum Loan Amount"), or so much of that sum as may be advanced under this promissory note ("Note"), plus interest as specified in this Note. This Note evidences a loan ("Loan") from Lender to Borrower.

         18. This Note is issued pursuant to that one certain Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), among the Borrower, the financial institutions from time to time parties thereto (the "Banks"), Fortis Capital Corp., as a Bank, as an Issuing Bank, and as Collateral Agent and as Administrative Agent for the Banks, and BNP Paribas, as a Bank, an Issuing Bank and Documentation Agent. Some or all of the Loan Documents (as defined in the Credit Agreement), including the Credit Agreement, contain provisions for the acceleration of the maturity of this Note.

         19. This Note shall bear interest as is provided for in the Credit Agreement.

         20. Principal and accrued interest hereunder shall be due and payable on demand made in writing, or if no written demand is made, then as is provided for in the Credit Agreement.

         21. The Borrower may prepay the principal under this Note only in accordance with the Credit Agreement

         22. If any Event of Default (as defined in the Credit Agreement) occurs, at the holder's option, exercisable in its sole discretion, all sums of principal and interest under this Note shall become immediately due and payable without notice of acceleration or intent to accelerate, notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, provided, however, that upon the occurrence of any event specified in subsection (e) or (f) of Section
9.01 of the Credit Agreement, the obligation of Lender to make Loans and any obligations of Lender to issue Letters of Credit (as defined in the Credit Agreement) shall automatically terminate and Cash Collateral in an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing by the beneficiary under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) together with the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Lender.

         23. All amounts payable under this Note are payable in lawful money of the United States during normal business hours of the Administrative Agent at the Administrative Agent's Payment Office. Checks constitute payment only when collected.

         24. If any lawsuit, reference or arbitration is commenced which arises out of or relates to this Note, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law. In all other situations, including any matter arising out of or relating to any Insolvency Proceeding (as defined in the Credit Agreement), the Borrower agrees to pay all of Lender's reasonable costs and expenses, including attorneys' fees, which may be incurred in enforcing or protecting Lender's rights or interests. From the time(s) incurred until paid to Lender, all such sums shall bear interest at the Default Rate (as defined in the Credit Agreement).

         25. Whenever the Borrower is obligated to pay or reimburse Lender for any attorneys' fees, those fees shall include the reasonably allocated costs for services of in-house counsel.

         26. THIS NOTE IS GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         27. The Borrower agrees that the holder of this Note may accept additional or substitute security for this Note, or release any security or any party liable for this Note, and without affecting the liability of the Borrower.

         28. If Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of Lender's rights, or of any breach, default or failure of condition of or under this Note. No waiver by Lender of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in writing signed by Lender. All of Lender's remedies in connection with this Note or under applicable law shall be cumulative, and Lender's exercise of any one or more of those remedies shall not constitute an election of remedies.

         29. Regardless of any provision contained in this Note or in any of the other Loan Documents, Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Loan, pursuant to this Note or any other Loan Document, or otherwise, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, in the event that Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Loan, and, if the principal balance of the Loan is paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, the Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium, rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and
(c) spread the total amount of interest throughout the entire contemplated term of the Loan so that the interest rate is uniform throughout such term; provided, that if the Loan is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual term thereof exceeds the maximum lawful rate, Lender shall refund to the Borrower the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of the Loan at the time in question.

         30. This Note inures to and binds the successors and assigns of the Borrower and Lender; provided, however, that the Borrower may not assign this Note or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of Lender in each instance.

         31. As used in this Note, the terms "Lender", "holder" and "holder of this Note" are interchangeable. As used in this Note, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

         32. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         33. This Note amends and restates an existing Note dated July 1, 2002 (collectively, the "Existing Note"), issued to the Lender pursuant to the Credit Agreement, and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction, of the Existing Note, and the issuance and delivery of this Note is in substitution for the Existing Note.

                                       BORROWER:

                                       ATMOS ENERGY MARKETING, LLC
                                          (formerly known as Woodward
                                          Marketing, L.L.C.), a Delaware
                                          limited liability company

                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                          Address:
                                          11251 Northwest Freeway, Suite 400
                                          Houston, Texas 77092
                                          Attention: Ronald W. Bahr
                                          Telephone: (713) 688-7771
                                          Facsimile: (713) 688-5124

                                                                       Exhibit D

                  FORM OF AMENDED AND RESTATED PROMISSORY NOTE

                                 (See Attached)

                      AMENDED AND RESTATED PROMISSORY NOTE

$20,000,000.00                                                 February 18, 2004

--------------------------------------------------------------------------------

         34. FOR VALUE RECEIVED, ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company ("Borrower") promises to pay to the order of UFJ BANK LIMITED, NEW YORK BRANCH ("Lender"), at the office of Administrative Agent (as defined in the Uncommitted Amended and Restated Credit Agreement (hereinafter defined)) located at Administrative Agent's Payment Office, or at such other place as Lender from time to time may designate, the principal sum of Twenty Million and no/100 Dollars ($20,000,000.00) (the "Maximum Loan Amount"), or so much of that sum as may be advanced under this promissory note ("Note"), plus interest as specified in this Note. This Note evidences a loan ("Loan") from Lender to Borrower.

         35. This Note is issued pursuant to that one certain Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), among the Borrower, the financial institutions from time to time parties thereto (the "Banks"), Fortis Capital Corp., as a Bank, as an Issuing Bank, and as Collateral Agent and as Administrative Agent for the Banks, and BNP Paribas, as a Bank, an Issuing Bank and Documentation Agent. Some or all of the Loan Documents (as defined in the Credit Agreement), including the Credit Agreement, contain provisions for the acceleration of the maturity of this Note.

         36. This Note shall bear interest as is provided for in the Credit Agreement.

         37. Principal and accrued interest hereunder shall be due and payable on demand made in writing, or if no written demand is made, then as is provided for in the Credit Agreement.

         38. The Borrower may prepay the principal under this Note only in accordance with the Credit Agreement

         39. If any Event of Default (as defined in the Credit Agreement) occurs, at the holder's option, exercisable in its sole discretion, all sums of principal and interest under this Note shall become immediately due and payable without notice of acceleration or intent to accelerate, notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, provided, however, that upon the occurrence of any event specified in subsection (e) or (f) of Section
9.01 of the Credit Agreement, the obligation of Lender to make Loans and any obligations of Lender to issue Letters of Credit (as defined in the Credit Agreement) shall automatically terminate and Cash Collateral in an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing by the beneficiary under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) together with the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Lender.

         40. All amounts payable under this Note are payable in lawful money of the United States during normal business hours of the Administrative Agent at the Administrative Agent's Payment Office. Checks constitute payment only when collected.

         41. If any lawsuit, reference or arbitration is commenced which arises out of or relates to this Note, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law. In all other situations, including any matter arising out of or relating to any Insolvency Proceeding (as defined in the Credit Agreement), the Borrower agrees to pay all of Lender's reasonable costs and expenses, including attorneys' fees, which may be incurred in enforcing or protecting Lender's rights or interests. From the time(s) incurred until paid to Lender, all such sums shall bear interest at the Default Rate (as defined in the Credit Agreement).

         42. Whenever the Borrower is obligated to pay or reimburse Lender for any attorneys' fees, those fees shall include the reasonably allocated costs for services of in-house counsel.

         43. THIS NOTE IS GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         44. The Borrower agrees that the holder of this Note may accept additional or substitute security for this Note, or release any security or any party liable for this Note, and without affecting the liability of the Borrower.

         45. If Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of Lender's rights, or of any breach, default or failure of condition of or under this Note. No waiver by Lender of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in writing signed by Lender. All of Lender's remedies in connection with this Note or under applicable law shall be cumulative, and Lender's exercise of any one or more of those remedies shall not constitute an election of remedies.

         46. Regardless of any provision contained in this Note or in any of the other Loan Documents, Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Loan, pursuant to this Note or any other Loan Document, or otherwise, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, in the event that Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Loan, and, if the principal balance of the Loan is paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, the Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium, rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and
(c) spread the total amount of interest throughout the entire contemplated term of the Loan so that the interest rate is uniform throughout such term; provided, that if the Loan is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual term thereof exceeds the maximum lawful rate, Lender shall refund to the Borrower the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of the Loan at the time in question.

         47. This Note inures to and binds the successors and assigns of the Borrower and Lender; provided, however, that the Borrower may not assign this Note or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of Lender in each instance.

         48. As used in this Note, the terms "Lender", "holder" and "holder of this Note" are interchangeable. As used in this Note, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

         49. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         50. This Note amends and restates an existing Note dated December 19, 2003 (collectively, the "Existing Note"), issued to the Lender pursuant to the Credit Agreement, and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction, of the Existing Note, and the issuance and delivery of this Note is in substitution for the Existing Note.

                                       BORROWER:

                                       ATMOS ENERGY MARKETING, LLC
                                          (formerly known as Woodward
                                          Marketing, L.L.C.), a Delaware
                                          limited liability company

                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                          Address:
                                          11251 Northwest Freeway, Suite 400
                                          Houston, Texas 77092
                                          Attention: Ronald W. Bahr
                                          Telephone: (713) 688-7771
                                          Facsimile: (713) 688-5124